Exhibit 99.1

THE SCOTTS MIRACLE-GRO COMPANY

i

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)

		Year Ended September 30, 2015
	Footnotes	Previously Reported(1)	Revised Reported(1)	Impairment, Restructuring and Other	Revised Adjusted Earnings(5)	Pro Forma Adjusted Earnings(5)
Net sales		$3,016.5	$2,728.0	$(8.5)	$2,736.5	$2,736.5
Gross profit		1,064.9	908.0	(13.4)	921.4	921.4
% of sales		35.3%	33.3%		33.7%	33.7%
Income from continuing operations before interest expense and income taxes		294.6	262.1	(90.0)	352.1	352.1
% of sales		9.8%	9.6%		12.9%	12.9%
Interest expense		50.5	50.5	—	50.5	50.5
Income from continuing operations before income taxes		244.1	211.6	(90.0)	301.6	301.6
Income tax expense from continuing operations		85.4	73.8	(31.5)	105.3	105.3
Income from continuing operations		158.7	137.8	(58.5)	196.3	196.3
Net loss attributable to noncontrolling interest		1.1	1.1	—	1.1	1.1
Net income attributable to controlling interest from continuing operations		159.8	138.9	$(58.5)	$197.4	197.4
Income from discontinued operations, net of tax	(2)	—	20.9	$(1.0)		21.9
Net income attributable to controlling interest		$159.8	$159.8			$219.3

Basic income per common share:	(3)
Income from continuing operations		$2.62	$2.27	$(0.96)	$3.23
Income from discontinued operations		—	0.35
Net income		$2.62	$2.62

Diluted income per common share:	(4)
Income from continuing operations		$2.57	$2.23	$(0.94)	$3.17	$3.17
Income from discontinued operations		—	0.34	$(0.02)		0.36
Net income		$2.57	$2.57			$3.53

Common shares used in basic income per share calculation		61.1	61.1	61.1	61.1	61.1
Common shares and potential common shares used in diluted income per share calculation		62.2	62.2	62.2	62.2	62.2
Note: See accompanying footnotes on Page 16

-1

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)

		Year Ended September 30, 2014
	Footnotes	Previously Reported(1)	Revised Reported(1)	Impairment, Restructuring and Other	Costs Related to Refinancing	Revised Adjusted Earnings(5)	Pro Forma Adjusted Earnings(5)
Net sales		$2,841.3	$2,578.3	$—	$—	$2,578.3	$2,578.3
Gross profit		1,031.4	890.1	—	—	890.1	890.1
% of sales		36.3%	34.5%			34.5%	34.5%
Income from continuing operations before costs related to refinancing, interest expense and income taxes		314.6	283.7	(50.0)	—	333.7	333.7
% of sales		11.1%	11.0%			12.9%	12.9%
Costs related to refinancing		10.7	10.7	—	10.7	—	—
Interest expense		47.3	47.3	—	—	47.3	47.3
Income from continuing operations before income taxes		256.6	225.7	(50.0)	(10.7)	286.4	286.4
Income tax expense from continuing operations		91.2	80.2	(17.1)	(3.7)	101.0	101.0
Income from continuing operations		165.4	145.5	(32.9)	(7.0)	185.4	185.4
Net loss attributable to noncontrolling interest		0.3	0.3	—	—	0.3	0.3
Net income attributable to controlling interest from continuing operations		165.7	145.8	$(32.9)	$(7.0)	$185.7	185.7
Income from discontinued operations, net of tax	(2)	0.8	20.7	$(0.7)	$—		20.6
Net income attributable to controlling interest		$166.5	$166.5				$206.3

Basic income per common share:	(3)
Income from continuing operations		$2.69	$2.37	$(0.53)	$(0.11)	$3.01
Income from discontinued operations		0.01	0.33
Net income		$2.70	$2.70

Diluted income per common share:	(4)
Income from continuing operations		$2.64	$2.32	$(0.53)	$(0.11)	$2.96	$2.96
Income from discontinued operations		0.01	0.33	$(0.01)	$—		0.33
Net income		$2.65	$2.65				$3.29

Common shares used in basic income per share calculation		61.6	61.6	61.6	61.6	61.6	61.6
Common shares and potential common shares used in diluted income per share calculation		62.7	62.7	62.7	62.7	62.7	62.7
Note: See accompanying footnotes on Page 16

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)

		Year Ended September 30, 2013
	Footnotes	Previously Reported(1)	Revised Reported(1)	Impairment, Restructuring and Other	Revised Adjusted Earnings(5)	Pro Forma Adjusted Earnings(5)
Net sales		$2,773.7	$2,515.9	$—	$2,515.9	$2,515.9
Gross profit		978.2	843.6	(2.2)	845.8	845.8
% of sales		35.3%	33.5%		33.6%	33.6%
Income from continuing operations before interest expense and income taxes		310.5	280.2	(20.3)	300.5	300.5
% of sales		11.2%	11.1%		11.9%	11.9%
Interest expense		59.2	59.2	—	59.2	59.2
Income from continuing operations before income taxes		251.3	221.0	(20.3)	241.3	241.3
Income tax expense from continuing operations		91.9	80.8	(7.1)	87.9	87.9
Income from continuing operations		159.4	140.2	$(13.2)	$153.4	153.4
Income from discontinued operations, net of tax	(2)	1.7	20.9	$—		19.2
Net income		$161.1	$161.1			$172.6

Basic income per common share:	(3)
Income from continuing operations		$2.58	$2.27	$(0.22)	$2.49
Income from discontinued operations		0.03	0.34
Net income		$2.61	$2.61

Diluted income per common share:	(4)
Income from continuing operations		$2.55	$2.24	$(0.21)	$2.45	$2.45
Income from discontinued operations		0.02	0.33	$—		0.31
Net income		$2.57	$2.57			$2.76

Common shares used in basic income per share calculation		61.7	61.7	61.7	61.7	61.7
Common shares and potential common shares used in diluted income per share calculation		62.6	62.6	62.6	62.6	62.6
Note: See accompanying footnotes on Page 16

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)

		Year Ended September 30, 2012
	Footnotes	Previously Reported(1)	Revised Reported(1)	Product Registration and Recall Matters	Impairment, Restructuring and Other	Revised Adjusted Earnings(5)	Pro Forma Adjusted Earnings(5)
Net sales		$2,770.5	$2,524.7	$—	$—	$2,524.7	$2,524.7
Gross profit		956.6	830.2	(0.4)	—	830.6	830.6
% of sales		34.5%	32.9%			32.9%	32.9%
Income from continuing operations before interest expense and income taxes		241.2	212.7	(8.2)	(7.1)	228.0	228.0
% of sales		8.7%	8.4%			9.0%	9.0%
Interest expense		61.8	61.8	—	—	61.8	61.8
Income from continuing operations before income taxes		179.4	150.9	(8.2)	(7.1)	166.2	166.2
Income tax expense from continuing operations		67.8	57.9	(0.8)	(2.8)	61.5	61.5
Income from continuing operations		111.6	93.0	$(7.4)	$(4.3)	$104.7	104.7
Income (loss) from discontinued operations, net of tax	(2)	(5.1)	13.5	$—	$—		18.6
Net income		$106.5	$106.5				$123.3

Basic income per common share:	(3)
Income from continuing operations		$1.83	$1.53	$(0.12)	$(0.07)	$1.72
Income (loss) from discontinued operations		(0.08)	0.22
Net income		$1.75	$1.75

Diluted income per common share:	(4)
Income from continuing operations		$1.80	$1.50	$(0.12)	$(0.07)	$1.69	$1.69
Income (loss) from discontinued operations		(0.09)	0.21	$—	$—		0.30
Net income		$1.71	$1.71				$1.99

Common shares used in basic income per share calculation		61.0	61.0	61.0	61.0	61.0	61.0
Common shares and potential common shares used in diluted income per share calculation		62.1	62.1	62.1	62.1	62.1	62.1
Note: See accompanying footnotes on Page 16

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)

		Year Ended September 30, 2011
	Footnotes	Previously Reported(1)	Revised Reported(1)	Product Registration and Recall Matters	Impairment, Restructuring and Other	Revised Adjusted Earnings(5)	Pro Forma Adjusted Earnings(5)
Net sales		$2,718.1	$2,482.5	$—	$—	$2,482.5	$2,482.5
Gross profit		1,013.8	891.8	(3.2)	(9.2)	904.2	904.2
% of sales		37.3%	35.9%			36.4%	36.4%
Income from continuing operations before costs related to refinancing, interest expense and income taxes		301.8	275.2	(14.6)	(29.8)	319.6	319.6
% of sales		11.1%	11.1%			12.9%	12.9%
Costs related to refinancing		1.2	1.2	—	—	1.2	1.2
Interest expense		51.0	51.0	—	—	51.0	51.0
Income from continuing operations before income taxes		249.6	223.0	(14.6)	(29.8)	267.4	267.4
Income tax expense from continuing operations		92.1	82.8	(2.6)	(11.9)	97.3	97.3
Income from continuing operations		157.5	140.2	$(12.0)	$(17.9)	$170.1	170.1
Income from discontinued operations, net of tax	(2)	10.4	27.7	$—	$—		17.3
Net income		$167.9	$167.9				$187.4

Basic income per common share:	(3)
Income from continuing operations		$2.43	$2.17	$(0.18)	$(0.28)	$2.63
Income from discontinued operations		0.17	0.43
Net income		$2.60	$2.60

Diluted income per common share:	(4)
Income from continuing operations		$2.38	$2.12	$(0.19)	$(0.27)	$2.58	$2.58
Income from discontinued operations		0.16	0.42	$—	$—		0.26
Net income		$2.54	$2.54				$2.84

Common shares used in basic income per share calculation		64.7	64.7	64.7	64.7	64.7	64.7
Common shares and potential common shares used in diluted income per share calculation		66.2	66.2	66.2	66.2	66.2	66.2
Note: See accompanying footnotes on Page 16

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)

		Three Months Ended January 2, 2016
	Footnotes	Previously Reported(1)	Revised Reported(1)	Impairment, Restructuring and Other	Costs Related to Refinancing	Revised Adjusted Earnings(5)	Pro Forma Adjusted Earnings(5)
Net sales		$245.7	$194.5	$(0.2)	$—	$194.7	$194.7
Gross profit		42.6	16.7	(5.2)	—	21.9	21.9
% of sales		17.3%	8.6%			11.2%	11.2%
Loss from continuing operations before costs related to refinancing, interest expense and income taxes		(100.2)	(97.7)	(6.5)	—	(91.2)	(91.2)
% of sales		(40.8)%	(50.2)%			(46.8)%	(46.8)%
Costs related to refinancing		8.8	8.8	—	8.8	—	—
Interest expense		16.3	16.3	—	—	16.3	16.3
Loss from continuing operations before income taxes		(125.3)	(122.8)	(6.5)	(8.8)	(107.5)	(107.5)
Income tax benefit from continuing operations		(44.5)	(43.5)	(2.3)	(3.1)	(38.1)	(38.1)
Loss from continuing operations		(80.8)	(79.3)	(4.2)	(5.7)	(69.4)	(69.4)
Net income attributable to noncontrolling interest		(0.5)	(0.5)	—	—	(0.5)	(0.5)
Net loss attributable to controlling interest from continuing operations		(81.3)	(79.8)	$(4.2)	$(5.7)	$(69.9)	(69.9)
Income (loss) from discontinued operations, net of tax	(2)	—	(1.5)	$(1.9)	$—		0.4
Net loss attributable to controlling interest		$(81.3)	$(81.3)				$(69.5)

Basic loss per common share:	(3)
Loss from continuing operations		$(1.32)	$(1.30)	$(0.07)	$(0.09)	$(1.14)
Loss from discontinued operations		—	(0.02)
Net loss		$(1.32)	$(1.32)

Diluted loss per common share:	(4)
Loss from continuing operations		$(1.32)	$(1.30)	$(0.07)	$(0.09)	$(1.14)	$(1.14)
Income (loss) from discontinued operations		—	(0.02)	$(0.03)	$—		0.01
Net loss		$(1.32)	$(1.32)				$(1.13)

Common shares used in basic loss per share calculation		61.5	61.5	61.5	61.5	61.5	61.5
Common shares and potential common shares used in diluted loss per share calculation		61.5	61.5	61.5	61.5	61.5	61.5
Note: See accompanying footnotes on Page 16

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)

		Three Months Ended December 27, 2014
	Footnotes	Previously Reported(1)	Revised Reported(1)	Impairment, Restructuring and Other	Revised Adjusted Earnings(5)	Pro Forma Adjusted Earnings(5)
Net sales		$216.2	$169.5	$—	$169.5	$169.5
Gross profit		29.3	6.6	—	6.6	6.6
% of sales		13.6%	3.9%		3.9%	3.9%
Loss from continuing operations before interest expense and income taxes		(106.0)	(106.9)	(8.5)	(98.4)	(98.4)
% of sales		(49.0)%	(63.1)%		(58.1)%	(58.1)%
Interest expense		9.7	9.7	—	9.7	9.7
Loss from continuing operations before income taxes		(115.7)	(116.6)	(8.5)	(108.1)	(108.1)
Income tax benefit from continuing operations		(41.7)	(42.0)	(3.1)	(38.9)	(38.9)
Loss from continuing operations		(74.0)	(74.6)	(5.4)	(69.2)	(69.2)
Net income attributable to noncontrolling interest		(0.6)	(0.6)	—	(0.6)	(0.6)
Net loss attributable to controlling interest from continuing operations		(74.6)	(75.2)	$(5.4)	$(69.8)	(69.8)
Income from discontinued operations, net of tax	(2)	—	0.6	$(0.7)		1.3
Net loss attributable to controlling interest		$(74.6)	$(74.6)			$(68.5)

Basic loss per common share:	(3)
Loss from continuing operations		$(1.23)	$(1.24)	$(0.08)	$(1.16)
Income from discontinued operations		—	0.01
Net loss		$(1.23)	$(1.23)

Diluted loss per common share:	(4)
Loss from continuing operations		$(1.23)	$(1.24)	$(0.08)	$(1.16)	$(1.16)
Income from discontinued operations		—	0.01	$(0.02)		0.03
Net loss		$(1.23)	$(1.23)			$(1.13)

Common shares used in basic loss per share calculation		60.8	60.8	60.8	60.8	60.8
Common shares and potential common shares used in diluted loss per share calculation		60.8	60.8	60.8	60.8	60.8
Note: See accompanying footnotes on Page 16

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)

		Three Months Ended March 28, 2015
	Footnotes	Previously Reported(1)	Revised Reported(1)	Impairment, Restructuring and Other	Revised Adjusted Earnings(5)	Pro Forma Adjusted Earnings(5)
Net sales		$1,102.3	$1,071.8	$—	$1,071.8	$1,071.8
Gross profit		433.3	424.8	(0.2)	425.0	425.0
% of sales		39.3%	39.6%		39.7%	39.7%
Income from continuing operations before interest expense and income taxes		209.3	231.6	(4.8)	236.4	236.4
% of sales		19.0%	21.6%		22.1%	22.1%
Interest expense		15.0	15.0	—	15.0	15.0
Income from continuing operations before income taxes		194.3	216.6	(4.8)	221.4	221.4
Income tax expense from continuing operations		70.0	78.0	(1.7)	79.7	79.7
Income from continuing operations		124.3	138.6	(3.1)	141.7	141.7
Net loss attributable to noncontrolling interest		0.3	0.3	—	0.3	0.3
Net income attributable to controlling interest from continuing operations		124.6	138.9	$(3.1)	$142.0	142.0
Loss from discontinued operations, net of tax	(2)	—	(14.3)	$(0.3)		(14.0)
Net income attributable to controlling interest		$124.6	$124.6			$128.0

Basic income per common share:	(3)
Income from continuing operations		$2.05	$2.28	$(0.05)	$2.33
Loss from discontinued operations		—	(0.23)
Net income		$2.05	$2.05

Diluted income per common share:	(4)
Income from continuing operations		$2.01	$2.24	$(0.05)	$2.29	$2.29
Loss from discontinued operations		—	(0.23)	$—		(0.23)
Net income		$2.01	$2.01			$2.06

Common shares used in basic income per share calculation		60.9	60.9	60.9	60.9	60.9
Common shares and potential common shares used in diluted income per share calculation		62.1	62.1	62.1	62.1	62.1
Note: See accompanying footnotes on Page 16

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)

		Three Months Ended June 27, 2015
	Footnotes	Previously Reported(1)	Revised Reported(1)	Impairment, Restructuring and Other	Revised Adjusted Earnings(5)	Pro Forma Adjusted Earnings(5)
Net sales		$1,214.8	$1,111.3	$(10.6)	$1,121.9	$1,121.9
Gross profit		449.2	385.8	(10.8)	396.6	396.6
% of sales		37.0%	34.7%		35.4%	35.4%
Income from continuing operations before interest expense and income taxes		217.7	191.4	(51.7)	243.1	243.1
% of sales		17.9%	17.2%		21.7%	21.7%
Interest expense		14.3	14.3	—	14.3	14.3
Income from continuing operations before income taxes		203.4	177.1	(51.7)	228.8	228.8
Income tax expense from continuing operations		70.4	62.0	(17.9)	79.9	79.9
Income from continuing operations		133.0	115.1	(33.8)	148.9	148.9
Net loss attributable to noncontrolling interest		0.4	0.4	—	0.4	0.4
Net income attributable to controlling interest from continuing operations		133.4	115.5	$(33.8)	$149.3	149.3
Income from discontinued operations, net of tax	(2)	—	17.9	$—		17.9
Net income attributable to controlling interest		$133.4	$133.4			$167.2

Basic income per common share:	(3)
Income from continuing operations		$2.18	$1.89	$(0.55)	$2.44
Income from discontinued operations		—	0.29
Net income		$2.18	$2.18

Diluted income per common share:	(4)
Income from continuing operations		$2.14	$1.85	$(0.54)	$2.39	$2.39
Income from discontinued operations		—	0.29	$—		0.29
Net income		$2.14	$2.14			$2.68

Common shares used in basic income per share calculation		61.3	61.3	61.3	61.3	61.3
Common shares and potential common shares used in diluted income per share calculation		62.3	62.3	62.3	62.3	62.3
Note: See accompanying footnotes on Page 16

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)

		Three Months Ended September 30, 2015
	Footnotes	Previously Reported(1)	Revised Reported(1)	Impairment, Restructuring and Other	Revised Adjusted Earnings(5)	Pro Forma Adjusted Earnings(5)
Net sales		$483.2	$375.4	$2.1	$373.3	$373.3
Gross profit		153.1	90.8	(2.4)	93.2	93.2
% of sales		31.7%	24.2%		25.0%	25.0%
Loss from continuing operations before interest expense and income taxes		(26.4)	(54.0)	(25.0)	(29.0)	(29.0)
% of sales		(5.5)%	(14.4)%		(7.8)%	(7.8)%
Interest expense		11.5	11.5	—	11.5	11.5
Loss from continuing operations before income taxes		(37.9)	(65.5)	(25.0)	(40.5)	(40.5)
Income tax benefit from continuing operations		(13.3)	(24.2)	(8.8)	(15.4)	(15.4)
Loss from continuing operations		(24.6)	(41.3)	(16.2)	(25.1)	(25.1)
Net loss attributable to noncontrolling interest		1.0	1.0	—	1.0	1.0
Net loss attributable to controlling interest from continuing operations		(23.6)	(40.3)	$(16.2)	$(24.1)	(24.1)
Income from discontinued operations, net of tax	(2)	—	16.7	$—		16.7
Net loss attributable to controlling interest		$(23.6)	$(23.6)			$(7.4)

Basic loss per common share:	(3)
Loss from continuing operations		$(0.38)	$(0.65)	$(0.26)	$(0.39)
Income from discontinued operations		—	0.27
Net loss		$(0.38)	$(0.38)

Diluted loss per common share:	(4)
Loss from continuing operations		$(0.38)	$(0.65)	$(0.26)	$(0.39)	$(0.39)
Income from discontinued operations		—	0.27	$—		0.27
Net loss		$(0.38)	$(0.38)			$(0.12)

Common shares used in basic loss per share calculation		61.4	61.4	61.4	61.4	61.4
Common shares and potential common shares used in diluted loss per share calculation		61.4	61.4	61.4	61.4	61.4
Note: See accompanying footnotes on Page 16

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)

		Three Months Ended December 28, 2013
	Footnotes	Previously Reported(1)	Revised Reported(1)	Impairment, Restructuring and Other	Revised Adjusted Earnings(5)	Pro Forma Adjusted Earnings(5)
Net sales		$189.6	$143.3	$—	$143.3	$143.3
Gross profit		33.9	10.6	—	10.6	10.6
% of sales		17.9%	7.4%		7.4%	7.4%
Loss from continuing operations before interest expense and income taxes		(89.7)	(92.6)	(0.3)	(92.3)	(92.3)
% of sales		(47.3)%	(64.6)%		(64.4)%	(64.4)%
Interest expense		13.9	13.9	—	13.9	13.9
Loss from continuing operations before income taxes		(103.6)	(106.5)	(0.3)	(106.2)	(106.2)
Income tax benefit from continuing operations		(37.8)	(38.9)	(0.1)	(38.8)	(38.8)
Loss from continuing operations		(65.8)	(67.6)	$(0.2)	$(67.4)	(67.4)
Income from discontinued operations, net of tax	(2)	0.1	1.9	$—		1.8
Net loss		$(65.7)	$(65.7)			$(65.6)

Basic loss per common share:	(3)
Loss from continuing operations		$(1.06)	$(1.09)	$—	$(1.09)
Income from discontinued operations		—	0.03
Net loss		$(1.06)	$(1.06)

Diluted loss per common share:	(4)
Loss from continuing operations		$(1.06)	$(1.09)	$—	$(1.09)	$(1.09)
Income from discontinued operations		—	0.03	$—		0.03
Net loss		$(1.06)	$(1.06)			$(1.06)

Common shares used in basic loss per share calculation		62.1	62.1	62.1	62.1	62.1
Common shares and potential common shares used in diluted loss per share calculation		62.1	62.1	62.1	62.1	62.1
Note: See accompanying footnotes on Page 16

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)

		Three Months Ended March 29, 2014
	Footnotes	Previously Reported(1)	Revised Reported(1)	Impairment, Restructuring and Other	Costs Related to Refinancing	Revised Adjusted Earnings(5)	Pro Forma Adjusted Earnings(5)
Net sales		$1,081.0	$1,052.1	$—	$—	$1,052.1	$1,052.1
Gross profit		433.8	426.2	—	—	426.2	426.2
% of sales		40.1%	40.5%			40.5%	40.5%
Income from continuing operations before costs related to refinancing, interest expense and income taxes		217.1	237.6	(5.5)	—	243.1	243.1
% of sales		20.1%	22.6%			23.1%	23.1%
Costs related to refinancing		10.7	10.7	—	10.7	—	—
Interest expense		12.0	12.0	—	—	12.0	12.0
Income from continuing operations before income taxes		194.4	214.9	(5.5)	(10.7)	231.1	231.1
Income tax expense from continuing operations		68.7	77.6	(2.0)	(3.7)	83.3	83.3
Income from continuing operations		125.7	137.3	$(3.5)	$(7.0)	$147.8	147.8
Loss from discontinued operations, net of tax	(2)	—	(11.6)	$(0.5)	$—		(11.1)
Net income		$125.7	$125.7				$136.7

Basic income per common share:	(3)
Income from continuing operations		$2.03	$2.22	$(0.06)	$(0.11)	$2.39
Loss from discontinued operations		—	(0.19)
Net income		$2.03	$2.03

Diluted income per common share:	(4)
Income from continuing operations		$2.00	$2.19	$(0.05)	$(0.11)	$2.35	$2.35
Loss from discontinued operations		—	(0.19)	$(0.01)	$—		(0.18)
Net income		$2.00	$2.00				$2.17

Common shares used in basic income per share calculation		61.9	61.9	61.9	61.9	61.9	61.9
Common shares and potential common shares used in diluted income per share calculation		62.9	62.9	62.9	62.9	62.9	62.9
Note: See accompanying footnotes on Page 16

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)

		Three Months Ended June 28, 2014
	Footnotes	Previously Reported(1)	Revised Reported(1)	Impairment, Restructuring and Other	Revised Adjusted Earnings(5)	Pro Forma Adjusted Earnings(5)
Net sales		$1,116.4	$1,023.6	$—	$1,023.6	$1,023.6
Gross profit		423.3	368.7	—	368.7	368.7
% of sales		37.9%	36.0%		36.0%	36.0%
Income from continuing operations before interest expense and income taxes		200.9	180.2	(38.8)	219.0	219.0
% of sales		18.0%	17.6%		21.4%	21.4%
Interest expense		12.8	12.8	—	12.8	12.8
Income from continuing operations before income taxes		188.1	167.4	(38.8)	206.2	206.2
Income tax expense from continuing operations		67.4	58.8	(13.7)	72.5	72.5
Income from continuing operations		120.7	108.6	$(25.1)	$133.7	133.7
Income from discontinued operations, net of tax	(2)	1.0	13.1	$(0.2)		12.3
Net income		$121.7	$121.7			$146.0

Basic income per common share:	(3)
Income from continuing operations		$1.97	$1.78	$(0.40)	$2.18
Income from discontinued operations		0.02	0.21
Net income		$1.99	$1.99

Diluted income per common share:	(4)
Income from continuing operations		$1.93	$1.74	$(0.40)	$2.14	$2.14
Income from discontinued operations		0.02	0.21	$(0.01)		0.20
Net income		$1.95	$1.95			$2.34

Common shares used in basic income per share calculation		61.3	61.3	61.3	61.3	61.3
Common shares and potential common shares used in diluted income per share calculation		62.4	62.4	62.4	62.4	62.4
Note: See accompanying footnotes on Page 16

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
(Unaudited) (In millions, except per share data)

		Three Months Ended September 30, 2014
	Footnotes	Previously Reported(1)	Revised Reported(1)	Impairment, Restructuring and Other	Revised Adjusted Earnings(5)	Pro Forma Adjusted Earnings(5)
Net sales		$454.3	$359.3	$—	$359.3	$359.3
Gross profit		140.4	84.6	—	84.6	84.6
% of sales		30.9%	23.5%		23.5%	23.5%
Loss from continuing operations before interest expense and income taxes		(13.7)	(41.5)	(5.4)	(36.1)	(36.1)
% of sales		(3.0)%	(11.6)%		(10.0)%	(10.0)%
Interest expense		8.6	8.6	—	8.6	8.6
Loss from continuing operations before income taxes		(22.3)	(50.1)	(5.4)	(44.7)	(44.7)
Income tax benefit from continuing operations		(7.1)	(17.3)	(1.3)	(16.0)	(16.0)
Loss from continuing operations		(15.2)	(32.8)	(4.1)	(28.7)	(28.7)
Net loss attributable to noncontrolling interest		0.3	0.3	—	0.3	0.3
Net loss attributable to controlling interest from continuing operations		(14.9)	(32.5)	$(4.1)	$(28.4)	(28.4)
Income (loss) from discontinued operations, net of tax	(2)	(0.3)	17.3	$—		17.6
Net loss attributable to controlling interest		$(15.2)	$(15.2)			$(10.8)

Basic loss per common share:	(3)
Loss from continuing operations		$(0.24)	$(0.53)	$(0.06)	$(0.47)
Income from discontinued operations		—	0.29
Net loss		$(0.24)	$(0.24)

Diluted loss per common share:	(4)
Loss from continuing operations		$(0.24)	$(0.53)	$(0.06)	$(0.47)	$(0.47)
Income from discontinued operations		—	0.29	$—		0.29
Net loss		$(0.24)	$(0.24)			$(0.18)

Common shares used in basic loss per share calculation		61.0	61.0	61.0	61.0	61.0
Common shares and potential common shares used in diluted loss per share calculation		61.0	61.0	61.0	61.0	61.0
Note: See accompanying footnotes on Page 16

THE SCOTTS MIRACLE-GRO COMPANY
Net Sales and Income (Loss) from Continuing Operations before Income Taxes by Segment
(Unaudited) (In millions)

	Year Ended September 30, 2015
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Net Sales:
U.S. Consumer	$97.2	$893.2	$871.2	$280.2	$2,141.8
Europe Consumer	32.5	118.1	110.3	43.8	304.7
Other	39.8	60.5	129.8	51.4	281.5
Consolidated	$169.5	$1,071.8	$1,111.3	$375.4	$2,728.0
Income (Loss) from Continuing Operations before Income Taxes:
U.S. Consumer	$(58.6)	$250.6	$237.9	$9.3	$439.2
Europe Consumer	(11.8)	20.7	15.0	(9.8)	14.1
Other	(3.4)	0.9	16.7	(1.9)	12.3
Segment Total	(73.8)	272.2	269.6	(2.4)	465.6
Corporate	(21.2)	(32.7)	(22.1)	(22.5)	(98.5)
Intangible asset amortization	(3.4)	(3.1)	(4.4)	(4.1)	(15.0)
Impairment, restructuring and other	(8.5)	(4.8)	(51.7)	(25.0)	(90.0)
Interest expense	(9.7)	(15.0)	(14.3)	(11.5)	(50.5)
Consolidated	$(116.6)	$216.6	$177.1	$(65.5)	$211.6

	Year Ended September 30, 2014
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Net Sales:
U.S. Consumer	$95.8	$867.1	$799.3	$275.2	$2,037.4
Europe Consumer	27.9	132.5	125.4	50.9	336.7
Other	19.6	52.4	99.0	33.2	204.2
Consolidated	$143.3	$1,052.0	$1,023.7	$359.3	$2,578.3
Income (Loss) from Continuing Operations before Income Taxes:
U.S. Consumer	$(51.9)	$243.4	$205.4	$2.8	$399.7
Europe Consumer	(12.6)	19.9	22.2	(8.6)	20.9
Other	(2.9)	6.6	17.2	(3.5)	17.4
Segment Total	(67.4)	269.9	244.8	(9.3)	438.0
Corporate	(22.2)	(24.0)	(22.3)	(23.5)	(92.0)
Intangible asset amortization	(2.7)	(2.8)	(3.5)	(3.3)	(12.3)
Impairment, restructuring and other	(0.3)	(5.5)	(38.8)	(5.4)	(50.0)
Costs related to refinancing	—	(10.7)	—	—	(10.7)
Interest expense	(13.9)	(12.0)	(12.8)	(8.6)	(47.3)
Consolidated	$(106.5)	$214.9	$167.4	$(50.1)	$225.7
Note: See accompanying footnote 6 on Page 16

THE SCOTTS MIRACLE-GRO COMPANY
Footnotes to Condensed, Consolidated Selected Financial Data

(1)
Previously reported results of operations reflect the Company’s consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), as previously disclosed in the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q for each respective period. Revised reported results of operations are derived from the Company’s historical consolidated financial statements, as recast to classify the results of the Scotts LawnService® business (the “SLS Business”) as a discontinued operation in accordance with GAAP. See Footnote 2 below.

(2)
On April 13, 2016, pursuant to the terms of the Contribution and Distribution Agreement, by and among the The Scotts Miracle-Gro Company (the “Company”) and TruGreen Holding Corporation (“TruGreen Holdings”), the Company completed the contribution of the SLS Business to a newly formed subsidiary of TruGreen Holdings (the “Joint Venture”) in exchange for a minority equity interest of approximately 30% in the Joint Venture. As a result, effective in its second quarter of fiscal 2016, the Company classified its results of operations for the SLS Business as a discontinued operation for all periods presented.

(3)
Basic income (loss) per common share amounts are calculated by dividing income (loss) from continuing operations, income (loss) from discontinued operations and net income (loss) attributable to controlling interest by the weighted average number of common shares outstanding during the period.

(4)
Diluted income (loss) per common share amounts are calculated by dividing income (loss) from continuing operations, income (loss) from discontinued operations and net income (loss) attributable to controlling interest by the weighted average number of common shares, plus all potential dilutive securities (common stock options, stock appreciation rights, performance shares, performance units, restricted stock and restricted stock units) outstanding during the period.

(5)	The Reconciliation of Non-GAAP Disclosure Items includes the following non-GAAP financial measures:

Adjusted net income (loss) attributable to controlling interest from continuing operations and adjusted diluted income (loss) per share attributable to controlling interest from continuing operations (“Adjusted Earnings”) — These measures exclude charges or credits relating to impairments, restructurings, discontinued operations and other unusual items such as costs or gains related to discrete projects or transactions that are apart from and not indicative of the results of the operations of the business.

Pro Forma Adjusted Earnings — This measure is calculated as net income (loss) attributable to controlling interest, excluding charges or credits relating to impairments, restructurings and other unusual items such as costs or gains related to discrete projects or transactions that are apart from and not indicative of the results of the operations of the business. This measure also includes income (loss) from discontinued operations related to the SLS Business.

The Company reports its financial results in accordance with GAAP. However, management believes that certain non-GAAP financial measures used in managing the business may provide users of this financial information additional meaningful comparison between current results and results in prior operating periods. The Company believes that these non-GAAP financial measures are indicative of the Company’s ongoing earnings capabilities and that disclosure of these non-GAAP financial measures therefore provides useful information to investors and other users of its financial statements, such as lenders. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP.

(6)
The Company divides its business into three reportable segments: U.S. Consumer, Europe Consumer and Other. These segments differ from those used in prior periods due to the change in internal organization structure associated with Project Focus, which is a series of initiatives announced in the first quarter of fiscal 2016 designed to maximize the value of the Company’s non-core assets and focus on emerging categories of the lawn and garden industry in its core U.S. business. As a result of the contribution of the SLS Business to the Joint Venture, effective in its second quarter of fiscal 2016 the Company classified its results of operations for all periods presented to reflect the SLS Business as a discontinued operation and classified the assets and liabilities of the SLS Business as held for sale. The prior period amounts have been reclassified to conform with the new segments. This division of reportable segments is consistent with how the segments report to and are managed by the chief operating decision maker of the Company.

U.S. Consumer consists of the Company’s consumer lawn and garden business located in the geographic United States. Europe Consumer consists of the Company’s consumer lawn and garden business located in geographic Europe. Other consists of the Company’s consumer lawn and garden businesses in geographies other than the U.S. and Europe, the Company’s indoor, urban and hydroponics gardening business, and revenues and expenses associated with the Company’s supply agreements with Israel Chemicals, Ltd. Corporate consists of general and administrative expenses and certain other income/expense items not allocated to the business segments.

Segment performance is evaluated based on several factors, including income (loss) from continuing operations before amortization, impairment, restructuring and other charges, which is not a GAAP measure. Senior management uses this measure of operating profit (loss) to evaluate segment performance because the Company believes this measure is most indicative of performance trends and the overall earnings potential of each segment.